Filed pursuant to Rule 497(a)
File No. 333-259455
Rule 482ad
Capital Southwest Corporation Prices Public Offering of Additional $50 million of
3.375% Notes due 2026

DALLAS, November 4, 2021 - Capital Southwest Corporation (NASDAQ: CSWC) (“Capital Southwest” or the “Company”) is pleased to announce that it has priced an underwritten public offering of an additional $50 million in aggregate principal amount of 3.375% notes due 2026 (the “Notes”). The Notes will be issued at a price of 99.993% of the aggregate principal amount of the Notes.
Purchasers will be required to pay accrued and unpaid interest on the Notes from August 27, 2021 up to, but not including, the date of delivery of the Notes. On April 1, 2022, Capital Southwest will pay this pre-issuance accrued interest on the Notes to the holders of the Notes as of the applicable record date, along with interest accrued on the Notes offered hereby from the date of delivery to such interest payment date.
The Notes will constitute a further issuance of, have the same terms as, rank equally in right of payment with, and be fungible and form a single series with the $100 million in aggregate principal amount of the 3.375% notes due 2026 that the Company initially issued on August 27, 2021. Upon the issuance of the Notes, the outstanding aggregate principal amount of the Company’s 3.375% notes due 2026 will be $150 million.
The Notes will bear interest at a rate of 3.375% per year, payable semi-annually, will mature on October 1, 2026 and may be redeemed in whole or in part at Capital Southwest’s option at any time prior to July 1, 2026, at par plus a “make-whole” premium, and thereafter at par. The offering is subject to customary closing conditions and is expected to close on November 9, 2021.
Capital Southwest intends to use the net proceeds from this offering to repay a portion of the outstanding indebtedness under its senior secured revolving credit facility (the “Credit Facility”). However, through re-borrowings under the Credit Facility, Capital Southwest intends to make investments in accordance with its investment objective and strategies, and for other general corporate purposes, including payment of operating expenses. As of November 3, 2021, Capital Southwest had $195.0 million of indebtedness outstanding under the Credit Facility. The Credit Facility matures on August 9, 2026, and borrowings under the Credit Facility currently bear interest on a per annum basis equal to LIBOR plus 2.15%.
Raymond James & Associates, Inc. is acting as sole book-running manager for this offering. Ladenburg Thalmann & Co. Inc. and Oppenheimer & Co. Inc. are acting as co-managers for this offering.
Investors should carefully consider, among other things, Capital Southwest’s investment objective and strategies and the risks related to Capital Southwest and the offering before investing. The pricing term sheet dated November 4, 2021, the preliminary prospectus supplement dated November 4, 2021, and the accompanying prospectus dated October 29, 2021, each of which has been filed with the Securities and Exchange Commission (the “SEC”), contain this and other information about Capital Southwest and should be read carefully before investing.

A shelf registration statement relating to these securities is on file with, and has been declared effective by, the SEC. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained, when available, for free by visiting the SEC’s website at www.sec.gov or from Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, by email: prospectus@raymondjames.com or by calling: 1-800-248-8863.
The information in the pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release do not constitute offers to sell or the solicitation of offers to buy, nor will there be any sale of the Notes referred to in this press release, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.
 ABOUT CAPITAL SOUTHWEST
Capital Southwest Corporation is a Dallas, Texas-based, internally managed business development company, with approximately $818 million in investments at fair value as of September 30, 2021. Capital Southwest is a middle market lending firm focused on supporting the acquisition and growth of middle market businesses with $5 million to $25 million investments across the capital structure, including first lien, second lien and non-control equity co-investments. As a public company with a permanent capital base, Capital Southwest has the flexibility to be creative in its financing solutions and to invest to support the growth of its portfolio companies over long periods of time.
FORWARD-LOOKING STATEMENTS
This press release may contain certain forward-looking statements within the meaning of the federal securities laws, including statements with regard to Capital Southwest’s notes offering, the expected net proceeds from the offering, and the anticipated use of the net proceeds of the offering. These statements are often, but not always, made through the use of word or phrases such as “will,” “may,” “could,” “expect,” and similar expressions and variations or negatives of these words. These statements are based on management’s current expectations, assumptions, and beliefs. They are not guarantees of future results and are subject to numerous risks, uncertainties, and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement. These risks include risks identified in Capital Southwest’s filings with the SEC and risks related to, among other things: changes in the markets in which Capital Southwest invests; changes in the financial, capital, and lending markets; regulatory changes; tax treatment and general economic and business conditions; uncertainties associated with the impact from the COVID-19 pandemic, including its impact on the global and U.S. capital markets and the global and U.S. economy, the length and duration of the COVID-19 outbreak in the United States as well as worldwide and the magnitude of the economic impact of that outbreak; and the effect of the COVID-19 pandemic on our business prospects and the operational and financial performance of our portfolio companies, including our ability and their ability to achieve our respective objectives, and the effects of the disruptions caused by the COVID-19 pandemic on our ability to continue to effectively manage our business. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the preliminary prospectus supplement, the accompanying prospectus and Capital Southwest’s other SEC filings for a more complete discussion of the risks and other factors that could affect any forward-looking statements. Except as required by the federal securities laws, Capital Southwest does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changing circumstances or any other reason after the date of this press release.

CONTACT:
Michael S. Sarner, Chief Financial Officer
msarner@capitalsouthwest.com
214-884-3829